Exhibit 99.1

FORM OF VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is entered into as of [     ], 2017, by and among Ashford Inc. (“Ashford”), PT Intermediate, LLC, a Texas limited liability company (“Seller”), Presentation Technologies Holdings, Inc., a Delaware corporation, Monroe Jost, Kevin Jost and Todd Jost (together with Presentation Technologies Holdings, Inc., Monroe Jost and Kevin Jost the “Potential Transferees,” and together with Ashford and Seller, the “Parties”).

RECITALS:

WHEREAS, Seller, PT Holdco, LLC (the “Buyer”), Presentation Technologies, LLC (the “Company”), Monroe Jost, Kevin Jost and Todd Jost entered into that certain Unit Purchase Agreement dated July 25, 2017 pursuant to which the Buyer purchased from Seller 85% of the outstanding units of membership interest of the Company (the “Unit Sale”);

WHEREAS, as part of the consideration paid by Buyer to Seller in the Unit Sale, Buyer issued to Seller [   ] shares of Common Stock, par value $0.01 (the “Common Stock”), of Ashford (such shares of Common Stock and any other voting security of Ashford or its affiliates for which such shares are traded or exchanged or split, combined, or converted into, the “Purchase Price Consideration”);

WHEREAS, in connection with the Unit Sale, the Buyer and the Seller will enter into that certain Amended and Restated Limited Liability Company Agreement of the Company, pursuant to which the Buyer may, pursuant to certain conditions, purchase some or all of the outstanding units of membership interest of the Company owned by the Seller, which purchase may be paid, in whole or in part, by issuance of Common Stock (such shares of Common Stock and any other voting security of Ashford or its affiliates for which such shares are traded or exchanged or split, combined, or converted into, the “Put/Call Consideration”);

WHEREAS, as a condition to the issuance of the Common Stock as partial consideration for the Unit Sale, Seller must agree to the terms of this Agreement with Ashford;

WHEREAS, the Potential Transferees are the current and past direct and indirect owners of Seller; and

WHEREAS, Seller may transfer the Common Stock to the Potential Transferees.

AGREEMENT:

NOW, THEREFORE, in consideration of and reliance upon the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.                                      Certain Definitions.    As used in this Agreement: (i) the term “Beneficial Owner” shall have the same meaning as set forth in Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the

“Exchange Act”), except that a Person will also be deemed to beneficially own (A) all securities of Ashford which such Person has the right to acquire pursuant to the exercise of any rights in connection with the Purchase Price Consideration or the Put/Call Consideration, regardless of when such rights may be exercised and whether they are conditional, and (B) all securities of Ashford constituting the Purchase Price Consideration or the Put/Call Consideration in which such Person has any economic interest, including, without limitation, pursuant to a cash settled call option or other derivative security, contract or instrument in any way related to the price of any securities of Ashford constituting the Purchase Price Consideration or the Put/Call Consideration (and the term “Beneficially Own” shall have a correlative meaning); and (ii) the terms “Person” or “Persons” shall mean any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, labor union or chapter or other division thereof, organization or other entity of any kind or nature.

2.                                      Voting Agreement.

(a)                                 Seller and each Potential Transferee agree that, from the date of this Agreement and at any time Seller or any Potential Transferee Beneficially Owns any share of Common Stock or other security constituting the Purchase Price Consideration or the Put/Call Consideration (the “Restricted Period”), neither it nor any of its “Affiliates” or “Associates” (as such terms are defined in the Securities Exchange Act) under its control will, and it will cause each of its Affiliates and Associates under its control not to, directly or indirectly, in any manner, alone or in concert with others, with respect to Ashford, deposit any shares of such Common Stock or such other security in any voting trust or subject any shares of such Common Stock or such other security to any arrangement or agreement with respect to the voting of any such shares of Common Stock or such other security , other than any such voting trust, arrangement or agreement solely among the members of Seller or the Potential Transferees and otherwise in accordance with this Agreement.

(b)                                 During the applicable Restricted Period for any share of Common Stock or other security constituting the Purchase Price Consideration or the Put/Call Consideration, with respect to such share of Common Stock or other such security Beneficially Owned, directly or indirectly, by Seller or its Affiliates or any Potential Transferee or their Affiliates, and over which Seller or any Potential Transferee has the right to vote as of the record date for any meeting of the stockholders or action by written consent of Ashford, Seller and each such Potential Transferee shall cause such security to be present for quorum purposes and shall vote such security (A) in favor of each director nominated and recommended by the board of directors of Ashford for election at any such meeting or action by consent, (B) against any stockholder nominations for director or purported stockholder nominations for director which are not approved and recommended by the board of directors of Ashford for election at any such meeting or action by consent and (C) in accordance with the recommendation of Ashford’s board of directors with respect to Ashford’s “say-on-pay” proposal and any other proposal or stockholder proposal presented at any such meeting of stockholders or action by consent.

3.                                      Representations of Ashford.  Ashford represents and warrants as follows: (a) Ashford has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby; (b) this Agreement has been duly and validly authorized, executed and delivered by Ashford, constitutes a valid and binding obligation and agreement of Ashford and is enforceable against Ashford in accordance with its terms; and (c) the execution, delivery and performance of this Agreement by Ashford does not and will not (i) violate or conflict with any law, rule, regulation, order, judgment or decree applicable to Ashford or (ii) result in any breach or violation of, or constitute a default (or an event which with notice or lapse of time or both could constitute such breach, violation or default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document, agreement, contract, commitment, understanding or arrangement to which Ashford is a party or by which it is bound.

4.                                      Representations of Seller.  Seller represents and warrants as follows: (a) it has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby; (b) this Agreement has been duly and validly authorized, executed and delivered by Seller, constitutes a valid and binding obligation and agreement of Seller and is enforceable against Seller in accordance with its terms; (c) the execution, delivery and performance of this Agreement by Seller does not and will not (i) violate or conflict with any law, rule, regulation, order, judgment or decree applicable to Seller or (ii) result in any breach or violation of, or constitute a default (or an event which with notice or lapse of time or both could constitute such breach, violation or default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document, agreement, contract, commitment, understanding or arrangement to which Seller is a party or by which it is bound; and (d) Schedule I hereto sets forth the securities of Ashford constituting the Purchase Price Consideration as of the date of this Agreement.

5.                                      Representations of the Potential Transferees.  Each Potential Transferee represents and warrants as follows: (a) it has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby; (b) this Agreement has been duly and validly authorized, executed and delivered by such Potential Transferee, constitutes a valid and binding obligation and agreement of such Potential Transferee and is enforceable against such Potential Transferee in accordance with its terms; and (c) the execution, delivery and performance of this Agreement by such Potential Transferee does not and will not (i) violate or conflict with any law, rule, regulation, order, judgment or decree applicable to such Potential Transferee or (ii) result in any breach or violation of, or constitute a default (or an event which with notice or lapse of time or both could constitute such breach, violation or default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document, agreement, contract, commitment, understanding or arrangement to which such Potential Transferee is a party or by which it is bound.

6.                                      Miscellaneous.  Seller and each Potential Transferee agree that irreparable harm would occur in the event any of the provisions of this Agreement were not performed in accordance with the terms hereof and that such harm would not be adequately compensable in monetary damages, and Seller and each Potential Transferee hereby admits that the existence of such a violation alone shall constitute irreparable harm.  Accordingly, Ashford shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in addition to any other remedies at law or in equity.  Seller and each Potential Transferee agrees to waive any bonding or security requirement under any applicable law in connection with obtaining an injunction and Seller and each Potential Transferee (a) consents to submit to the personal jurisdiction of the United States District Court for the Northern District of Dallas, or, if that court does not have jurisdiction, any state court sitting in Dallas County in the State of Texas, in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (b) agrees that it shall not attempt to challenge, deny or defeat such personal jurisdiction or venue in such court (including in reliance on the doctrine of forum non conveniens) by motion or other request for leave from any such court, (c) agrees that it shall not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than the United States District Court for the Northern District of Dallas, or, if that court does not have jurisdiction, any state court sitting in Dallas County in the State of Texas, and (d) irrevocably consents to service of process by a reputable overnight mail delivery service, signature requested, to the address set forth in Section 8 hereof.  Any litigation arising from or relating to this Agreement shall be brought exclusively in the United States District Court for the Northern District of Dallas, or, if that Court does not have jurisdiction, any state court sitting in Dallas County in the State of Texas.  THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES OF SUCH STATE.  THE PARTIES HERETO AGREE THAT THEY HEREBY IRREVOCABLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY DISPUTES BETWEEN OR AMONG ANY OF THE PARTIES HERETO ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

7.                                      Entire Agreement; Amendment.  This Agreement, together with the schedules and exhibits hereto, contains the entire agreement and understanding of the Parties with respect to the subject matter hereof and supersedes any and all prior and contemporaneous agreements, memoranda, arrangements and understandings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof.  This Agreement may be amended only by an agreement in writing executed by the Parties hereto, and no waiver of compliance with any provision or condition of this Agreement and no consent provided for in this Agreement shall be effective unless evidenced by a written instrument executed by the Party against whom such waiver or consent is to be effective.  No failure or delay by a Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

8.                                      Termination.  This Agreement shall terminated and be of no further effect at such time as neither the Seller nor any Potential Transferee Beneficially Owns any of the Purchase Price Consideration or the Put/Call Consideration.

9.                                      Notices.  All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be in writing and shall be deemed validly given, made or served, if delivered in person or sent by overnight courier, when actually received during normal business hours at the address specified below:

If to Seller:

PT Intermediate, LLC

c/o J&S Audio Visual

9150 N. Royal Lane, Suite 150

Irving, Texas 75063

Email: monroej@jsav.com

Attn: Monroe Jost

With a copy to (which shall not constitute notice):

Akin Gump Strauss Hauer & Feld LLP

1700 Pacific Avenue, Suite 4100

Dallas, Texas 75201

Attn: J. Kenneth Menges Jr., P.C.

Email:  kmenges@akingump.com

If to Ashford:

Ashford Inc.

14185 Dallas Parkway, Suite 1100

Dallas, Texas 75254
Attn: General Counsel

With a copy to (which shall not constitute notice):

Dwyer Murphy Calvert LLP
1301 W. 25th St, Suite 560
Austin, Texas 78705
Telecopy No. (512) 610-1133

Attn:                    Drew S. Calvert
Email:            dcalvert@dmc-law.com

If to a Potential Transferee, at its address set forth below its signature hereto, or at such other address or addresses as may have been furnished to the other Parties in writing.

10.                               Severability.  If at any time subsequent to the date hereof, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon the legality or enforceability of any other provision of this Agreement.

11.                               Counterparts.  This Agreement may be executed in two or more counterparts either manually or by electronic or digital signature (including by facsimile or electronic mail transmission), each of which shall be deemed to be an original and all of which together shall constitute a single binding agreement on the Parties, notwithstanding that not all Parties are signatories to the same counterpart.

12.                               No Third Party Beneficiaries; Assignment. This Agreement is solely for the benefit of the Parties hereto and is not binding upon or enforceable by any other Persons.  Neither Seller nor any Potential Transferee may assign its rights or delegate its obligations under this Agreement, whether by operation of law or otherwise, without the prior written consent of Ashford, and any attempted assignment in contravention hereof shall be null and void.  Ashford may not assign its rights or delegate its obligations under this Agreement, whether by operation of law or otherwise, without the prior written consent of Seller, and any attempted assignment in contravention hereof shall be null and void.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have duly executed and delivered this Agreement to each other as of the date first above written in the Preamble hereof.

ASHFORD:

ASHFORD INC.

By:
	Name:	David A. Brooks
	Title:	Chief Operating Officer

[Signature Page to Voting Agreement]

SELLER:

PT INTERMEDIATE, LLC

By:
Name:
Title:

[Signature Page to Voting Agreement]

POTENTIAL TRANSFEREES:

PRESENTATION TECHNOLOGIES HOLDINGS, INC.

By:
Name:
Title:

Address:

MONROE JOST

Address:

KEVIN JOST

Address:

TODD JOST

Address:

[Signature Page to Voting Agreement]